PROSPECTUS SUPPLEMENT
GROUP VARIABLE UNIVERSAL LIFE INSURANCE
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated December 22, 2023,
to the AICPA Group Contract Prospectus
(For Certificates effective on or after 01/01/2009 and before 1/1/2020)
dated May 1, 2023 for Group Variable Universal Life Insurance Contracts

This supplement should be read and retained with the current prospectus for your group variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your group variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 562-9874.

Effective December 22, 2023, the Neuberger Berman AMT Sustainable Equity Portfolio will be added as an available investment option. Reference to the Neuberger Berman AMT Sustainable Equity Portfolio is hereby added to the APPENDIX A: Funds Available Under the Contract:

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Specialty	Neuberger Berman AMT Sustainable Equity Portfolio (Class I) - Neuberger Berman Investment Advisers LLC	0.93%	(18.45)%	7.40%	10.89%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
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